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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Air Products and Chemicals, Inc. (the "Company") for the year ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John P. Jones III, Chairman, President, and Chief Executive Officer of the Company, and John R. Owings, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 12 December 2003                                 /s/ John P. Jones III
                                                      --------------------------
                                                          John P. Jones III
                                                       Chairman, President and
                                                       Chief Executive Officer

                                                           /s/ John R. Owings
                                                         -----------------------
                                                             John R. Owings
                                                           Vice President and
                                                         Chief Financial Officer